UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2017

Federal Home Loan Bank of New York
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51397	136400946
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Park Avenue, New York, New York		10178-0599
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-441-6616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors.

In a Current Report on Form 8-K dated November 9, 2017, the Federal Home Loan Bank of New York ("FHLBNY") reported the election to the FHLBNY’s Board, for terms beginning on January 1, 2018, of current FHLBNY Directors Messrs. Michael M. Horn, Gerald H. Lipkin, Larry E. Thompson and Carlos J. Vazquez, and new Director Mr. Joseph Ficalora. At the time of the filing of the aforementioned Form 8-K, the Committees of the Board to which Directors would be named for 2018 had not yet been determined. The FHLBNY is filing this Form 8-K/A to report Board Committee assignments for 2018.

On December 21, 2017, the Board, in addition to electing Director Thompson to serve as the Board Vice Chair in 2018, and having previously elected current Director Mr. John R. Buran to serve as the Board Chair for 2018 and 2019 on November 16, 2017, approved the following Committee assignments for all Directors for 2018:

EXECUTIVE COMMITTEE
John Buran, Chair
Larry Thompson, Vice Chair
Jay Ford
Michael Horn
Thomas Hoy
Richard Mroz
Cathleen Raffaeli

AUDIT COMMITTEE
Jay Ford, Chair
Kevin Cummings, Vice Chair
Joseph Ficalora
Thomas Hoy
Christopher Martin
Monte Redman
Angela Weyne

COMPENSATION AND HUMAN RESOURCES COMMITTEE
DeForest Soaries, Chair
Cathleen Raffaeli, Vice Chair
Kevin Cummings
Anne Estabrook
Gerald Lipkin
Christopher Martin
David Nasca

CORPORATE GOVERNANCE AND EXTERNAL AFFAIRS COMMITTEE
Michael Horn, Chair
Christopher Martin, Vice Chair
Kevin Cummings
Anne Estabrook
Kenneth Mahon
Monte Redman
Larry Thompson

HOUSING COMMITTEE
Edwin Reed, Chair
Anne Estabrook, Vice Chair
Joseph Ficalora
Kenneth Mahon
Richard Mroz
DeForest Soaries
Angela Weyne

RISK COMMITTEE
Larry Thompson, Chair
Monte Redman, Vice Chair
Joseph Ficalora
Gerald Lipkin
David Nasca
Edwin Reed
Carlos Vázquez

STRATEGIC PLANNING COMMITTEE
Thomas Hoy, Chair
Jay Ford, Vice Chair
Michael Horn
Gerald Lipkin
Edwin Reed
Carlos Vázquez
Angela Weyne

TECHNOLOGY COMMITTEE
Carlos Vázquez, Chair
Cathleen Raffaeli, Vice Chair
Anne Estabrook
Kenneth Mahon
Richard Mroz
David Nasca
DeForest Soaries

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of New York

December 28, 2017	By:	/s/ Kevin M. Neylan

Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer